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SEC EXHIBIT 10.1

FACTORING AGREEMENT

MILBERG FACTORS, INC.
99 Park Avenue
New York, NY  10016

Gentlemen:

We propose the following agreement with you, effective as of April 29, 1997 wherein we agree to retain you as our sole factor in accordance with the terms, provisions and conditions as hereinafter stated:

1. The undersigned, hereby sells, assigns, transfers and sets over to you as absolute owner and you hereby agree to purchase from the undersigned, without recourse to the undersigned to the extent expressly set forth below, all Receivables now or hereafter owned by us which are acceptable to you. You hereby agree to assume the risk of loss resulting from a customer's nonpayment of an approved Receivable due to the customer's financial inability at maturity to pay such Receivable. You shall not be responsible, however, for nonpayment due to any reason other than such inability to pay. The term "Receivables" means and includes all accounts receivable, notes, bills, acceptances and any and all other forms of obligations owing to us, whether secured or unsecured, all proceeds thereof and all of our rights to any merchandise which is represented thereby (delivered or undelivered), including all of our rights of stoppage in transit, replevin and reclamation as an unpaid vendor or lienor.
You shall be privileged to enjoy all of the rights and remedies of the seller of such goods and shall be and become subrogated to all guaranties, collateral and other rights possessed by us or due to come into our hands, but you shall not be liable in any manner for exercising or refusing to exercise any rights thereby bestowed. From time to time we shall provide you with schedules describing all Receivables created or acquired by us and shall execute and deliver to you at your offices in the City of New York written assignments of such Receivables to you and shall furnish at the same time copies of customers' invoices or the equivalent, together with original shipping or delivery receipts for all merchandise sold and/or all notes, bills, acceptances or other evidences of customer indebtedness duly endorsed in blank by us, and any other information or documents you may call upon us from time to time to submit, all in form satisfactory to you. Receivables not approved by you as provided below in whole or in part (including any Receivables outstanding on the date hereof) shall bear the factoring charge described below, and are hereby assigned to you with full recourse to the undersigned to the extent and in the respects not so approved.

2. The amounts and terms of each sale to our customers shall be submitted to you for your credit approval in writing and no sales or deliveries shall be made without such written approval, which may be withdrawn at any time before delivery, but in no event shall you have any credit risk on any Receivable, whether or not approved by you, if the net face amount of such Receivable is less than $150.00, or the invoice evidences charges for samples supplied to our customer. Your factoring charge, due and payable at time of purchase, shall be sixty-two+one-half one hundreds

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of one Percent (.625%) of the gross amount of said Receivables, and an additional one percent (1%) of Receivables from customers who are debtors-in possession less any trade and cash discounts to customers (which shall be computed on the shortest terms where optional terms are given). In the event that the terms of any of our sales exceeds 90 days, you shall receive as to such sales an additional 1/4 of one percent for each additional 30 days, or portion thereof, of extended terms or additional dating. The purchase price of Receivables accepted by you is to be the net fact amount thereof less your factoring charge. The term "net face amount" means the gross amount of Receivables, less trade and cash discounts to customers (which shall be computed on the shortest terms where optional terms are given) and credits and allowances to customers of any nature. After purchase of Receivables by you, a discount, credit or allowance may be claimed solely by the customer and the undersigned will not issue or grant any discounts, credits or allowances to a customer without your prior consent. AT the time of purchase of Receivables and periodically thereafter, you may in your sole and absolute discretion make advances to us and to Stage II Apparel Corp. of Hong Kong Ltd., which, in the aggregate and at anytime outstanding will not exceed the lesser of (i) $17,000,000.00 including Letters of Credit (the "Maximum Revolving Amount"), or
(ii) eighty-five percent (85%) of the purchase price, and you will credit to our account the balance of said purchase rice less any moneys remitted, paid or otherwise advanced by you for our account and less returns, trade and cash discounts, credits or allowances of any nature at anytime issued, owed, granted our outstanding, upon the respective collection of such Receivables, after adding thereto five(5) banking days to cover mailing time, delays in remittances and clearance of checks, or, in the case of approved Receivables, upon their respective uncollectability because of the customer's financial inability at maturity to pay same. Notwithstanding the foregoing, it is understood that you may, at our request, from time to time advance a sum that is more or less than the sum determined by the application of the above percentage of the purchase price and may, in fact, make advances in excess of the Maximum Revolving Amount but you are under no obligation to do so; all advances in excess of the aforesaid percentage, less all applicable deductions, charges, chargebacks and reserves, and all advances in excess of the Maximum Revolving Amount, are repayable on demand. Amounts taken by customers for anticipation at an annual rate in excess of two percent (2%) below the Prime rate (as defined in paragraph 3 hereof) or for excessive periods of time shall be charged to our account by you. The minimum aggregate factoring charges payable under this Agreement for each contract year hereof shall be one hundred thousand dollars ($100,000.00), which , to the extent of any deficiency, shall be chargeable to our account with you on a monthly basis. You shall be entitled to hold all sums and all property of the undersigned at any time to our credit or in your possession, or upon or in which you have a lien or security interest, as security for all of our obligations at any time owing to you and to each corporation which is at any time your parent, affiliate, subsidiary or a co-subsidiary of your parent. Such obligations shall include, without limitation, all obligations to you hereunder and all obligations for purchases made by the undersigned from any other client factored or financed by your or by any such parent, affiliate, subsidiary or co-subsidiary, whether under this agreement or otherwise, no mater how or when arising and whether due or to become due, and you shall have the right to charge to our account the amount of all such obligations and pay over such amounts to such parent, affiliate, subsidiary or co-subsidiary. Recourse to security shall not at any time be required, and we shall at all times remain liable to you and such parent, affiliate, subsidiary or co-subsidiary on demand for all loans and advances (including any advances in excess of the net face amount of Receivables) to

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or for our account and for all of our other obligations to you.  You may at your option reserve an amount of past sales (the "Reserve"), and revise said Reserve from time to time, if in your sole judgment it is necessary to cover possible returns of merchandise, deductions or other claims or setoffs made by customers.

3. Subject to the provisions of this Agreement, upon our request, you shall remit (and at any time in your sole discretion you may remit) any money standing to our credit on your books in excess of the Reserve. You may charge to our account interest on any moneys remitted or otherwise advanced by you or charged to our account hereunder (the "Advances") before the collection of Receivables or in the case of approved Receivables, before their respective uncollectibility because of the customer's financial inability at maturity to pay same as above described, at a rate one-half of one percent (.5%) per annum above the highest publicly announced "reference", "prime" or "base" interest rate of The Chase Manhattan Bank, N.A., or The Bank of New York (the "Prime Rate"), (which is not eight and one-half percent per annum ) computed on the basis of a 360 day year (the "Effective Rate"). Said Effective Rate shall be increased or decreased effective the first day of the month following any month in which there is an increase or decrease in the Prime Rate, such increase or decrease to be in an amount equal to the increase or decrease in such Prime Rate. Such interest is due and payable at the close of each month. You will account to us monthly and each monthly accounting will be fully binding upon us unless we give you written notice of exceptions within sixty (60) days from its date.

4. We warrant and agree as to each such Receivable that at the time of the sale or assignment thereof to you hereunder and at all times thereafter: it will be a bona fide existing obligations created by the absolute sale and delivery of merchandise or the rendition of services to customers in the ordinary course of business and will be paid and performed according to the terms provided therein; all documents delivered to you in connection therewith are genuine; it will be enforceable against all parties thereto without credit, defense, offset or counterclaim, real or claimed, whether arising out of the transaction creating such Receivable or otherwise; and it will be free and clear of liens and encumbrances. We further warrant and agree as to each such Receivable that at the time of the sale or assignment thereof to you hereunder we will have good title thereto and good right to sell, assign, transfer and set over such Receivable to you. All invoices to customers shall state plainly on the face thereof that the accounts receivable represented by such invoices have been assigned and are payable only to you. You may prepare and mail all customers' invoices, and billings of such customers' invoices by whomsoever done shall constitute an assignment to you of the Receivables represented thereby whether or not the undersigned executes any other specific instrument of assignment. We hereby further warrant and agree that the customer in each instance has received and will accept the merchandise sold or the services rendered and the invoice therefor without dispute or claim in any respect whatsoever, including, without limitation, disputes as to price, terms or quality and defenses based on force majeure. We will notify you promptly of and shall at our own cost and expense settle all disputes and claims and will pay you promptly the amount of the Receivables affected thereby, as well as the amount of any unapproved Receivable if unpaid at its due date. If you so elect you are to have and are hereby granted the right and option at all times to settle, compromise, adjust or litigate al disputes or claims directly with the customer or other complainant upon such terms and conditions as you deem advisable, and also the right to take possession of and to sell or cause

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to be sold without notice any returned merchandise, at such prices, to such purchasers and upon such terms as you deem advisable, and in any case to charge the deficiencies, costs and expenses thereof (including attorneys' fees) to us. In addition to all other rights hereunder, you may charge against our account he full net face amount of any Receivable where there is such dispute, defense, offset, claim and/or counterclaim (regardless of the extent or nature thereof or whether arising out of the transaction creating such Receivable or otherwise) or where the customer fails or refuses to pay the amount due for any reason other than the customer's financial inability at maturity to pay, or if any unapproved Receivable is unpaid at its due date, but such chargeback shall not be deemed a re-assignment thereof, and title to such Receivable shall remain in you until such Receivable is fully paid, settled or discharged. We hereby agree to indemnify and hold you harmless against and in respect of any and all liability, loss or expense (including attorneys' fees) arising out of or relating to any breach of warranty or covenant on our part. Any merchandise which is returned by customers or otherwise recovered shall be set aside, marked in your name and held by us as y our trustee. We exonerate you from any liability for any loss, depreciation or other damage to Receivables unless caused by your willful and malicious act. We agree to execute such further instruments as may be required or permitted by any law relating to notices of or affidavits in connection with assignments of accounts receivable and to cooperate with you in the filing or
recording and renewal thereof.   As additional security  for all of our
obligations to you, as hereinabove defined, the undersigned hereby grants you a continuing security interest in all Accounts, General Intangibles and Contract Rights (as said terms are defined in Article 9 of the Uniform Commercial Code) now existing or hereafter acquired by us and all proceeds thereof. Each sale of Receivables hereunder shall constitute and be a transaction separate from and independent of each other, but all such transactions shall be subject to and governed by each and every of the terms, provisions and conditions of this agreement. During the term of this agreement we shall not sell, negotiate, pledge or assign or grant any security interest in any Receivables, Accounts, General Intangibles, Contract Rights or inventory to any one other than you without your prior consent, nor shall we grant or permit to exist without your prior consent any mortgage, pledge, security interest, encumbrance or lien of any kind upon any of our property, except liens for taxes not yet due, liens incidental to our business which were not incurred in connection with the borrowing of money or obtaining of advances or credit and which do not in the aggregate materially detract from the value of our assets or impair the use thereof in the operation of our business. We authorize you to sign our name and file in the public office any Financing Statements or other instruments which may be required to perfect your interest hereunder. We appoint Stephen R. Murphy or any other person whom you may designate as our attorney with power:
to endorse our name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come in your possession; to sign our name on any invoice or bill of lading relating to any Receivable, on drafts against customers, on schedules of assignment of Receivables, on notices of assignment and public records, on verification of accounts and on notice to customers; to notify the post office authorities to change the address for delivery of our mail to an address designated by you; to receive, open and dispose of all mail addressed to us; to send requests for verification of accounts to customers; and to do all other things you deem necessary to carry out this Agreement. We hereby ratify and approve all acts of the attorney and neither you nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as any Receivable sold to you

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remains unpaid or any money remains due to you from us.  We shall immediately place notations upon our books of account to disclose the assignment of all Receivables, accounts, general intangibles and contract rights to you.

5. In the event of any breach by us of any provision and/or upon the termination of this agreement, the undersigned will repay upon demand all our obligations to you and in addition thereto all costs and expenses incurred to obtain or enforce payment of any obligation of the undersigned to you, or in the prosecution or defense of any action or proceeding either against you or us concerning any matter resulting from this Agreement and/or the Receivables and/or any of our obligations to you, including, without limitation, to defend successfully, in whole or in part, any and all actions or proceedings brought by the undersigned. In addition, we agree to reimburse you for the amount of all filing and search fees, reasonable attorneys fees, cost and expenses incurred by you in connection with the negotiating and closing of this agreement and any ancillary documents issued in connection herewith and modifications and additions to any of them. We shall also pay your customary charges for all services performed by you for us at our request and all banking facility charges incurred in connection with the opening and operation of our account with you, and we shall also pay you your customary charges for any field examination, collateral analysis or other business analysis, the need for which is determined by you, plus all costs and disbursements incurred by you in the performance of such examinations or analysis. If any remittances are made directly to us, we shall hold the same as your property and immediately deliver them to you in their original form. We hereby waive presentment and protest of any instrument and notice thereof, notice of default and any other notices to which we might otherwise be entitled. All sales of Receivables to you by us shall be deemed to include all of our right, title and interest to all of our books, records, files and all other data and documents relating to each Receivable. If any tax by any governmental authority is imposed on any transaction between us, or in respect to sales or the merchandise affected by such sales, which you are or may be required to withhold or pay, we agree to indemnify and hold you harmless in respect of such taxes, and we will repay you the amount of any such taxes, which may be charged to our account.

6. We warrant that we are solvent and will so remain during the terms of the Agreement. We agree to furnish to you year-end financial statements certified by our regularly employed Certified Public Accountant, such unaudited financial statements and financial information as you shall reasonably request, and, on each anniversary hereof, a list of our shareholders, officers and directors. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York applicable to contracts to be performed wholly within the State of New York and shall have an initial term of one year from its effective date and thereafter shall be automatically renewed for successive periods of one year unless terminated by us at the conclusion of its initial term or any renewal term by giving you at least sixty (60) days prior written notice; provided, however, that you may terminate it at any time during the initial term or any renewal term by giving us at least sixty (60) days prior written notice. The mailing of a registered or certified letter of notice addressed by one party to the other at its usual address shall constitute sufficient notice, and the termination shall be effective on the appropriate date specified in such letter. Notwithstanding the foregoing, you may terminate this Agreement, without notice, upon the occurrence of any one or more of the following events (an "Event of

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Default"):  (a) default in the payment or performance, when due or payable, of any payment required under this Agreement or under any future agreement or supplement with you or under any agreement to which we are a party with third parties; (b) any warranty, representation, or other statement made or furnished to you by us or on our behalf or by any guarantor of our obligations hereunder or in connection herewith or in any instrument furnished in compliance with or in reference to this Agreement proves to have been false or misleading in any material respect when made or furnished or becomes false in any material respect; (c) e fail or neglect to perform, keep or observe any term, provision, condition, covenant, warranty or representation contained in this Agreement or in any other agreement between us or any rider or supplement which is required to be performed, kept or observed by us; (d) any statement, report, financial statement, or certificate made or delivered by us, or by any of our officers, employees or agents, to you is not true and correct in any material respect; (e) the imposition of a lien or encumbrance on any of our assets, including the Receivables, or the making of any levy, seizure, or attachment on all or any of our assets, including the Receivables; (f) any material adverse change in our financial condition or the financial condition of any guarantor of our obligations hereunder; (g) we or any guarantor of our obligations hereunder become insolvent, or unable to meet our debts as they mature, or fail, suspend or go out of business or a case is commenced under the Bankruptcy Code or an order for relief in a case under the Bankruptcy Code is entered with respect to us or any such guarantor, or a custodian or receiver (or other court designee performing the functions of a receiver) is appointed for or takes possession of either our or any such guarantor's assets or affairs; (h) we or any guarantor of our obligations hereunder cease to conduct our business as now conducted or are enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of our business affairs; (i) a notice of any lien, levy or assessment is filed of record with respect to all or any of our assets by the United States, or any department, agency or instrumentality thereof, or by any state, country, municipal or other governmental agency, including, without limitation, the Pension Benefit Guaranty Corporation, or if nay taxes or debts owing at any time or times hereafter to any one of them becomes a lien or encumbrance upon any of the Receivables or any of our other assets and the same is not released within thirty (30) days after the same becomes a lien or encumbrance; (j) you shall in good faith deem yourself insecure or unsale; (k) any guaranty given you with respect to our obligations is limited or terminated or otherwise deemed unenforceable or invalid; (l) death of a guarantor of our obligations hereunder or in connection herewith which guaranty is not replaced by a guarantor, acceptable to you in your sole discretion; (m) we shall fail to pay our taxes when due unless such taxes are being contested in good faith by appropriate proceeding and with respect to which adequate reserves have been provided on our books; (n) should there be a sale or transfer of all or substantially all of our assets or any material change in our shareholdings; or (o) should our Tangible Net Worth (as customarily defined under GAAP) be less than $4,000,000.00; or (p) should our Working Capital (as customarily defined under GAAP) but including all marketable securities whether current or long term be less than $2,600,000.00. Upon the effective date of termination for whatever reason, all moneys chargeable to our account under this Agreement shall be immediately due and payable without further notice or demand. Notwithstanding termination, until all your rights and all our obligations hereunder (including without limitation the payment in full of all moneys chargeable to our account under this Agreement and the provision of an indemnity as provided in the last sentence of this Agreement) have been fully satisfied, (i) we shall continue to assign to you and

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grant you a security interest in all Receivables then existing or thereafter arising, shall not factor or assign Receivables, or grant a security interest therein, to any other person or entity, shall state on the fact of all invoices that the Accounts Receivable represented by such invoices have been assigned and are payable only to you, and shall immediately deliver any remittances to you in their original form, (ii) all of our obligations and all of you rights and powers with respect to Receivables then existing or thereafter arising, with respect to other security then existing thereafter arising or acquired, and with respect to transactions or events occurring prior to the effective date of such termination shall be unaffected and unimpaired by such termination, and (iii) all of our representations, warranties, covenants and agreements and all other provisions binding upon us contained herein shall survive and continue in full force and effect, and shall be fully operative.

7. Failure by you to exercise any right, remedy or option under this Agreement or delay by you in exercising the same will not operate as a waiver; no waiver or consent by you will be effective unless it is writing and then only to the extent specifically stated. This Agreement cannot be changed or terminated other than by a writing signed by the party to be charged, is our entire contract, and is for the benefit of and binding upon the parties hereto and their respective successors and assigns, heirs, executors, administrators and personal representatives. Your rights and remedies under this agreement will be cumulative and not exclusive of any other right or remedy which you may have. Both you and we waive all right to a trial by jury in any litigation relating to transactions under this Agreement, supplements hereto and any related agreements, and we agree not to assert any counterclaim of any nature in such litigation. In the event that you cease to act as factor for us hereunder, we agree to furnish to you an indemnity satisfactory to you against any item which could be charged to use under the terms hereof which may in your sole and absolute discretion include the retention of any property held by your or the holding by you without interest from the termination of any balance standing to our credit, as security for our obligations hereunder.

ATTEST:  Very truly yours,

STAGE II APPAREL CORP.

/s/ Barbara Cicardo   By: /s/ Jack Clark
Barbara Cicardo, Secretary   Jack Clark, Chairman of the Board
(Seal)  Date: April 10, 1997
Address:  350 Fifth Avenue
New York, NY 10118
ATTEST:
Accepted at New York, N.Y.
MILBERG FACTORS, INC.

/s/ Harold H. Oertell   By:  /s/ Leonard L. Milberg
Harold H. Oertell, Secretary/Treasurer Leonard L. Milberg, Chairman
(Seal)   Date:  April 10, 1997